UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): August 22, 2003



                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)



      Delaware                         0-26277               98-0204758
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number            Identification No.)



140 South Village Avenue, Suite 20, Exton, Pennsylvania           19341
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (610) 903-0400

ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Clayborn Contracting Group, Inc.

On August 22, 2003, WPCS International Incorporated, a Delaware corporation (the "Company"), entered into and completed an Agreement and Plan of Merger with Clayborn Contracting Acquisition Corp. a California corporation wholly-owned by the Company (the "Subsidiary"), Clayborn Contracting Group, Inc., a California corporation ("Clayborn"), David G. Gove, as trustee ("D. Gove") and Sharon Gove, as trustee ("S. Gove" and together with D. Gove, the "Clayborn Shareholders"). Pursuant to the terms of the Agreement and Plan of Merger (the "Acquisition"), the Company acquired all of the issued and outstanding shares of capital stock of Clayborn from the Clayborn Shareholders in exchange for an aggregate of 826,446 newly issued shares of the Company's common stock (the "Shares") and $2,000,000 total cash consideration. As part of the Acquisition, the Company's Board of Directors entered into employment contracts with D. Gove, Charles H. Madenford, and Marilyn Engelking to serve as President, Area Manager, and Controller, respectively, of Clayborn.

Clayborn is a diversified project services firm that operates primarily on the west coast. Clayborn's services extend to both the public and private sector. Clayborn holds A, B and C10 licenses with the Contractors State Licensing Board. As a diverse services engineering company, Clayborn has designed and installed smart highway systems and substations for state and local municipalities in California. In addition, Clayborn has performed structured cabling, underground and utility work. Recently, Clayborn has expanded its services to include wireless SCADA design and deployment for water treatment facilities.

The 826,446 shares of common stock issued in the merger were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

As part of the Acquisition, the Company caused the Subsidiary and Clayborn to be merged pursuant to an Agreement of Merger filed with the California Secretary of State on August 22, 2003. Clayborn survived the merger and the Company intends to continue to hold the surviving company as a wholly owned subsidiary and to continue its operations.

The amount of consideration paid to the Clayborn Shareholders for Clayborn was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein, there are no material relationships between the Clayborn Shareholders and the Company or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.

Following the closing of the merger, the Company had 20,135,690 shares of its common stock issued and outstanding.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Financial Statements of businesses acquired.

     1. Audited Financial Statements of Clayborn for the years ended September 30, 2001 and Speptember 30, 2002 (to be filed by amendment).

     2. Unaudited Financial Statements of Clayborn for the nine month period ended June 30, 2003 (to be filed by amendment).

(b)  Proforma Financial Information

     Proforma Financial Information will be filed by amendment.

(c)  Exhibits.

     3.   Agreement  and  Plan  of  Merger  by  and  among  WPCS   International
          Incorporated, Clayborn Contracting Acquisition Corp., Clayborn Contracting Group, Inc., David G. Gove and Sharon Gove made as of the 22nd day of August, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WPCS INTERNATIONAL INCORPORATED




Date:  August 29, 2003                     /s/ ANDREW HIDALGO
       --------------------                ---------------------------
                                           Andrew Hidalgo, President

Exhibit 3

                          AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER is made as of the 22nd day of August, 2003

AMONG:

          WPCS INTERNATIONAL INCORPORATED, a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341

          ("WPCS")

AND:

          CLAYBORN CONTRACTING ACQUISITION CORP., a corporation formed pursuant to the laws of the State of California and a wholly owned subsidiary of WPCS

          (the "Acquirer")

AND:

          CLAYBORN CONTRACTING GROUP, INC., a corporation formed pursuant to the laws of the State of California and having an office for business located at 10101 Streeter Road, Auburn, California 95602

          ("Clayborn")

AND:

          DAVID G. GOVE, as trustee of the David G. Gove and Sharon K. Gove Revocable Trust, dated July 7, 1995 (the "Trust"), having an address at 23341 Sun Terrace Court, Auburn, California 95602

          ("D. Gove")

AND:

          SHARON GOVE, as trustee of the Trust, having an address at 23341 Sun Terrace Court, Auburn, California 95602

          (together with D. Gove, the "Clayborn Shareholders")

WHEREAS:

A. Clayborn is a California corporation engaged in the business of providing general contracting and electrical services;

B. The Clayborn Shareholders own one thousand (1,000) Clayborn Shares, being 100% of the presently issued and outstanding Clayborn Shares;

C.      WPCS is a  reporting  company  whose  common  stock is quoted on the OTC
Bulletin Board and which is engaged in the business of providing wireless solutions and structured cabling services; and

D. The respective Boards of Directors of WPCS, Clayborn and the Acquirer deem it advisable and in the best interests of WPCS, Clayborn and the Acquirer that the Acquirer merge with and into Clayborn (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of California.


NOW THEREFORE, WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

          (a) "Acquisition Shares" means such number of WPCS Common Shares equal in value to One Million Dollars ($1,000,000) based upon the closing price per share of the WPCS Common Shares as reported by the OTC Bulletin Board on the third day prior to the Closing Date, which shares are to be issued and delivered to the Clayborn Shareholders at Closing pursuant to the terms of the Merger;

          (b) "Agreement" means this agreement and plan of merger among WPCS, the Acquirer, Clayborn, and the Clayborn Shareholders;

          (c)  "CGCL" means the California General Corporation Law;

          (d) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

          (e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived and which shall occur no later than September 30, 2003, unless such date is extended by written agreement of the parties;

          (f)  "Commission" means the Securities and Exchange Commission;

          (g)  Intentionally Omitted;

          (h) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of California provided that the Merger shall become effective as provided in the CGCL;

          (i) "Employment Agreements" means the employment agreements to be entered into on the Closing Date between Clayborn and D. Gove, Charles Madenford and Marilyn Engelking in the forms attached hereto as Schedule "K";

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

          (k) "Merger" means the merger, at the Effective Time, of Clayborn and the Acquirer pursuant to this Agreement;

          (l) "Place of Closing" means such place as WPCS and Clayborn may mutually agree upon;

          (m) "Registration Rights Agreement" means the registration rights agreement to be entered into on the Closing Date between WPCS and the Clayborn Shareholders in respect of the Acquisition Shares in the form attached hereto as Schedule "L";

          (n) "SEC Reports" means all forms, reports and documents filed and required to be filed by WPCS with the Commission under the Exchange Act from June 7, 2002 through the date hereof;

          (o)  "Securities Act" means the Securities Act of 1933, as amended;

          (p) "Surviving Company" means Clayborn following the merger with the Acquirer;

          (q) "Clayborn Accounts Payable and Liabilities" means all accounts payable and liabilities of Clayborn, due and owing or otherwise constituting a binding obligation of Clayborn (other than a Clayborn Material Contract) as of March 31, 2003 as set forth in Schedule "A" hereto;

          (r) "Clayborn Accounts Receivable" means all accounts receivable and other amounts owing to Clayborn, as of March 31, 2003 as set forth in Schedule "B" hereto;

          (s) "Clayborn Assets" means all the property and assets of the Clayborn Business of every kind and description wherever situated including, without limitation, Clayborn Equipment, Clayborn Inventory, Clayborn Material Contracts, Clayborn Accounts Receivable, Clayborn Cash, Clayborn Intangible Assets and Clayborn Goodwill, and all credit cards, charge cards and banking cards issued to Clayborn;

          (t) "Clayborn Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Clayborn or relating to the Clayborn Business as set forth in Schedule "C" hereto;

          (u) "Clayborn Business" means all aspects of the business conducted by Clayborn;

          (v) "Clayborn Cash" means all cash on hand or on deposit to the credit of Clayborn on the Closing Date, subject to reduction pursuant to Section 7.1(f) below;

          (w) "Clayborn Debt to Related Parties" means the debts owed by Clayborn to any of the Clayborn Shareholders or to any family member thereof, or to any affiliate, director or officer of Clayborn or the Clayborn Shareholders as described in Schedule "D";

          (x) "Clayborn Equipment" means all machinery, equipment, furniture, and furnishings used in the Clayborn Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

          (y) "Clayborn Financial Statements" means collectively, the financial statements of Clayborn for the years ended December 31, 2001 and 2002, and the three months ended March 31, 2003, all of which were prepared in accordance with United States generally accepted accounting principles and the requirements of Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission, true copies of which are attached as Schedule "F" hereto;

          (z) "Clayborn Goodwill" means the goodwill of the Clayborn Business together with the exclusive right of WPCS to represent itself as carrying on the Clayborn Business in succession of Clayborn subject to the terms hereof, and the right to use any words indicating that the Clayborn Business is so carried on including the right to use the name "Clayborn" or any variation thereof as part of the name of or in connection with the Clayborn Business or any part thereof carried on or to be carried on by Clayborn, the right to all corporate, operating and trade names associated with the Clayborn Business, or any variations of such names as part of or in connection with the Clayborn Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Clayborn Business, all necessary licenses and authorizations and any other rights used in connection with the Clayborn Business;

          (aa) "Clayborn   Insurance   Policies"  means  the  public   liability
               insurance and insurance against loss or damage to Clayborn Assets and the Clayborn Business as described in Schedule "G" hereto;


          (bb) "Clayborn Intangible Assets" means all of the intangible assets of Clayborn, including, without limitation, Clayborn Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Clayborn;

          (cc) "Clayborn Inventory" means all inventory and supplies of the Clayborn Business as of March 31, 2003 as set forth in Schedule "H" hereto as increased or decreased in the ordinary course of business;

          (dd) "Clayborn Material Contracts" means the burden and benefit of and the right, title and interest of Clayborn in, to and under all
               trade  and  non-trade  contracts,   engagements  or  commitments,
               whether written or oral, to which Clayborn is entitled in connection with the Clayborn Business under which Clayborn is obligated to pay or entitled to receive the sum of Ten Thousand Dollars ($10,000) or more annually including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto; and

          (ee) "Clayborn Shares" means all of the issued and outstanding shares of Clayborn's equity stock;

          (ff) "WPCS Business" means all aspects of any business conducted by WPCS and its subsidiaries;

          (gg) "WPCS Common Shares" means the shares of common stock in the capital of WPCS; and

          (hh) "WPCS Financial Statements" means, collectively, the audited consolidated financial statements of WPCS for the fiscal years ended April 30, 2002 and 2003, true copies of which are attached as Schedule "J" hereto.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:


Information concerning Clayborn:

         Schedule "A"        Clayborn Accounts Payable and Liabilities
         Schedule "B"        Clayborn Accounts Receivable

         Schedule "C"        Clayborn Bank Accounts
         Schedule "D"        Clayborn Debts to Related Parties
         Schedule "E"        Clayborn Equipment
         Schedule "F"        Clayborn Financial Statements
         Schedule "G"        Clayborn Insurance Policies
         Schedule "H"        Clayborn Inventory
         Schedule "I"        Clayborn Material Contracts

Information concerning WPCS:

         Schedule "J"        WPCS Financial Statements
         Schedule "K"        Form of Employment Agreements
         Schedule "L"        Form of Registration Rights Agreement


Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, the Acquirer shall be merged with and into Clayborn pursuant to this Agreement and the separate corporate existence of the Acquirer shall cease and Clayborn, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2      The  Merger  shall  have the  effect  provided  therefore  by the CGCL.
Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choices in action, and all and every other interest of or belonging to or due to Clayborn or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Clayborn and the Acquirer, as a group, and
(ii) all debts, liabilities, duties and obligations of Clayborn and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Clayborn and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Clayborn or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Articles of Incorporation; Bylaws; Directors and Officers

2.3 The Articles of Incorporation of the Surviving Company from and after the Closing shall be the Articles of Incorporation of Clayborn as in effect immediately prior to the Closing until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the CGCL. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Clayborn as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Articles of Incorporation of the

Surviving Company and as provided by the CGCL. The sole director of the Acquirer at the Effective Time shall be the sole director of the Surviving Company.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Clayborn or the Clayborn Shareholders, the shares of capital stock of each of Clayborn and the Acquirer shall be converted as follows:

          (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the
               Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

          (b) Conversion of Clayborn Shares. Each Clayborn Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of the Clayborn Shares outstanding immediately prior to Closing. All such Clayborn Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Additional Consideration

2.5 In addition to the Acquisition Shares, WPCS shall pay the Clayborn Shareholders additional consideration in the amount of Two Million Dollars
($2,000,000) ("Cash Consideration"). The Cash Consideration shall be paid as follows:

          (a) On the Closing Date, WPCS shall pay the Clayborn Shareholders an aggregate of Nine Hundred Thousand Dollars ($900,000) by certified check, bank check or wire transfer. Such amount shall be paid to the Clayborn Shareholders in proportion to their ownership of Clayborn immediately prior to the Merger.

          (b) The One Million One Hundred Thousand Dollars ($1,100,000) of remaining Cash Consideration shall be paid through quarterly distributions equal to fifty percent (50%) of the post-tax net income of Clayborn as calculated by Clayborn ("Clayborn Net Distribution"). In determining the amount of the post-tax net income of Clayborn, neither (i) expenses of WPCS or any person or entity affiliated with WPCS, nor (ii) any funds transferred from Clayborn, shall be deducted or allocated to Clayborn in any manner. If the Clayborn Shareholders dispute the calculation of the Clayborn Net Distribution, they shall so notify Clayborn within twenty (20) days after receipt of such calculation. The parties shall then attempt in good faith to resolve any differences. If the parties are unable to reach agreement themselves, the calculation of the Clayborn Net Distribution shall be determined pursuant to Section 11.1 below. Commencing with each fiscal quarter of WPCS occurring after the Closing Date, the Clayborn Shareholders shall be paid an amount equal to the Clayborn Net Distribution within fifty (50) days after each WPCS quarterly period and within ninety (90) days after the WPCS fiscal year end . Such amounts shall be paid to the Clayborn Shareholders in proportion to their ownership of Clayborn immediately prior to the Merger. Such payments will be made until an aggregate of One Million One Hundred Thousand Dollars ($1,100,000) shall have been paid to the Clayborn Shareholders pursuant to this Section 2.5(b); provided, however, that if the full amount has not been paid to the Clayborn Shareholders on or before September

               30, 2007, the remaining balance shall be paid by Clayborn (or WPCS, as appropriate) to the Clayborn Shareholders on or before December 31, 2007. The foregoing payments shall be paid by Clayborn. In the event Clayborn does not have sufficient cash to make any or all of the foregoing payments, the payments shall be made by WPCS at such time as such payments were otherwise payable by Clayborn.


Adherence with Applicable Securities Laws

 2.6 The Clayborn Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective registration statement under the Securities Act) directly or indirectly unless:


          (a)  the sale is to WPCS;

          (b) the sale is made pursuant to the exemption from registration under the Securities Act, provided by Rule 144 thereunder; or

          (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act, or any applicable United States state laws and regulations governing the offer and sale of securities, and the seller has furnished to WPCS an opinion of counsel to that effect or such other written opinion as may be reasonably required by WPCS.

     The Clayborn Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT. THEY MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND OTHER APPLICABLE SECURITIES LAWS. THE HOLDER MAY BE REQUIRED TO PROVIDE AN OPINION AT THE HOLDER'S COST TO THE COMPANY THAT SUCH TRANSFER IS PERMITTED WITHOUT REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, WHICH OPINION MUST BE REASONABLY ACCEPTABLE TO THE COMPANY'S COUNSEL.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF WPCS

Representations and Warranties

3.1 WPCS and the Acquirer jointly and severally represent and warrant in all material respects to the Clayborn Shareholders, with the intent that the Clayborn Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

WPCS - Corporate Status and Capacity

          (a) Incorporation. WPCS is a corporation duly incorporated and validly existing under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware and is duly qualified as a foreign corporation in the state of California;

          (b) Carrying on Business. WPCS carries on business primarily in the Commonwealth of Pennsylvania and the state of California and does not carry on any material business activity in any other jurisdiction. The nature of the WPCS Business does not require WPCS to register or otherwise be qualified to carry on business in any other jurisdiction ;

          (c) Corporate Capacity. WPCS has the corporate power, capacity and authority to own its assets and to enter into and complete this Agreement;

          (d)  Reporting Status; Listing. WPCS' common stock is registered under
               Section 12(b) or 12(g) of the Exchange Act and WPCS is required to file current reports with the Commission pursuant to section 13(a) of the Exchange Act. The WPCS Common Shares are quoted on the OTC Bulletin Board under the symbol "WPCS";

          (e) SEC Reports. WPCS has timely filed all SEC Reports with the Commission under the Exchange Act. The SEC Reports, at the time filed, complied as to form in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any financial statements or schedules included therein, contains any untrue statements of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

Acquirer - Corporate Status and Capacity

          (f) Incorporation. The Acquirer is a corporation duly incorporated and validly existing under the laws of the State of California, and is in good standing with the office of the Secretary of State for the State of California;

          (g)  Carrying  on  Business.   Other  than  corporate   formation  and
               organization, the Acquirer has not carried on business activities to date.

          (h)  Corporate  Capacity.   The  Acquirer  has  the  corporate  power,
               capacity and authority to enter into and complete this Agreement;

WPCS - Capitalization

          (i) Authorized Capital. The authorized capital of WPCS consists of 30,000,000 WPCS Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 14,864,844 WPCS Common Shares are presently issued and outstanding;

          (j) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of WPCS Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of WPCS;

Acquirer - Capitalization

          (k) Authorized Capital. The authorized capital of the Acquirer consists of 100 shares of common stock, of which one share of common stock is presently issued and outstanding and which is owned by WPCS;

          (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

WPCS - Records and Financial Statements

          (m) Charter Documents. The charter documents of WPCS and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of WPCS or the Acquirer, as the case may be;

          (n) Corporate Minute Books. The corporate minute books of WPCS and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by WPCS and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of WPCS and its subsidiaries. WPCS and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws;


          (o) WPCS Financial Statements. The WPCS Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of WPCS, on a consolidated basis, as of the respective dates thereof, and the results of operations and changes in financial position of WPCS during the periods covered thereby, in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

          (p) WPCS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of WPCS or its subsidiaries which are not reflected in the WPCS Financial Statements except those incurred in the ordinary course of business since the date of said schedule and the WPCS Financial Statements, and neither WPCS nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

          (q) WPCS Accounts Receivable. All the accounts receivable of WPCS result from bona fide business transactions and services actually rendered without, to the knowledge and belief of WPCS, any claim by the obligor for set-off or counterclaim;

          (r) No Debt to Related Parties. Neither WPCS nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of WPCS except for accounts payable on account of bona fide business transactions of WPCS incurred in the normal course of the WPCS Business, including employment agreements, none of which are more than thirty (30) days in arrears;

          (s) No Related Party Debt to WPCS. No director or officer or affiliate of WPCS is now indebted to or under any financial obligation to WPCS or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding Five Thousand Dollars ($5,000) in total;

          (t) No Dividends. No dividends or other distributions on any shares in the capital of WPCS have been made, declared or authorized since the date of the WPCS Financial Statements;

          (u) No Payments. No payments of any kind have been made or authorized since the date of the WPCS Financial Statements to or on behalf of officers, directors, shareholders or employees of WPCS or its subsidiaries or under any management agreements with WPCS or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

          (v) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting WPCS or its subsidiaries;

          (w)  No Adverse Events. Since April 30, 2003,

          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition (financial or otherwise) of WPCS, its subsidiaries, its assets or liabilities or any damage, loss or other change in circumstances materially affecting WPCS, the WPCS Business or WPCS' right to carry on the WPCS Business, other than non-material changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries, or the WPCS Business,

          (iii)there has not been any material increase in the compensation payable or to become payable by WPCS to any of WPCS' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the WPCS Business has been and continues to be carried on in the ordinary course,

          (v)  WPCS has not waived or surrendered any right of material value,

          (vi) Neither WPCS nor its subsidiaries have discharged, satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii)no capital expenditures in excess of Ten Thousand Dollars ($10,000) individually or Thirty Thousand Dollars ($30,000) in total have been authorized or made by WPCS.

WPCS - Income Tax Matters

          (x) Tax Returns. All tax returns and reports of WPCS and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by WPCS and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

          (y) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by WPCS or its subsidiaries. WPCS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

WPCS - Applicable Laws and Legal Matters

          (z) Licenses. WPCS and its subsidiaries hold all licenses and permits as may be requisite for carrying on the WPCS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the WPCS Business;

          (aa) Applicable Laws. Neither WPCS nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the WPCS Business, and to WPCS' knowledge, neither WPCS nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the WPCS Business;

          (bb) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to WPCS, its subsidiaries, or the WPCS Business nor does WPCS have any knowledge of any act or omission of WPCS or its subsidiaries that would form any material basis for any such action or proceeding;

          (cc) No Bankruptcy. Neither WPCS nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against WPCS or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of WPCS or its subsidiaries;

          (dd) Labor Matters. Neither WPCS nor its subsidiaries are party to any collective agreement relating to the WPCS Business with any labor union or other association of employees and no part of the WPCS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of WPCS, has made any attempt in that regard;


          (ee) Finder's Fees. Neither WPCS nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

          (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of WPCS and the Acquirer;

          (gg) No Violation or Breach. The execution and performance of this Agreement will not:

                    (i) violate the charter documents of WPCS or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which WPCS or its subsidiaries are party,

                    (ii) give any  person any right to  terminate  or cancel any agreement or any right or rights enjoyed by WPCS or its subsidiaries,

                    (iii)result in any alteration of WPCS' or its  subsidiaries'
                         obligations under any agreement to which WPCS or its subsidiaries are party,

                    (iv) result  in the  creation  or  imposition  of any  lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of WPCS,

                    (v) result in the imposition of any tax liability to WPCS or its subsidiaries relating to the assets of WPCS, or

                    (vi) violate any court order or decree to which  either WPCS or its subsidiaries is subject;

The WPCS Business

          (hh) Maintenance of Business. Since the date of the WPCS Financial Statements, WPCS and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein or in the WPCS SEC Reports;

          (ii) Subsidiaries. Except for the Acquirer, WPCS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm other than WPCS Incorporated, a Delaware corporation, Invisinet, Inc., a Delaware corporation and Walker Comm, Inc., a California corporation;

WPCS - Acquisition Shares

          (jj) Acquisition Shares. The Acquisition Shares when delivered to the holders of Clayborn Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of WPCS, in all cases subject to the provisions and restrictions of all applicable securities laws; and



          (kk) Securities Law Compliance. Except as set forth in the SEC Reports, WPCS has not issued any shares of its common stock (or securities convertible into or exercisable for shares of common stock). Neither WPCS nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of WPCS under circumstances which would require the integration of such offering with the offering of the Acquisition Shares issued to the Clayborn Shareholders) which subject the issuance or sale of such shares to the Clayborn Shareholders to the registration requirements of Section 5 of the Securities Act.

Non-Merger and Survival

3.2 The representations and warranties of WPCS and the Acquirer contained herein are true and correct as of the date of this Agreement and will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Clayborn Shareholders, the representations and warranties of WPCS shall survive the Closing for a period of two (2) years.

Indemnity

3.3 WPCS shall defend, indemnify and save harmless the Clayborn Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of WPCS to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by WPCS and/or the Acquirer to the Clayborn Shareholders hereunder provided that each individual claim or series of related claims exceeds Five Thousand Dollars ($5,000).


                                    ARTICLE 4
                                COVENANTS OF WPCS

Covenants

4.1 WPCS covenants and agrees with Clayborn and the Clayborn Shareholders that WPCS will:

          (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

          (b) Access. Until the Closing, give the Clayborn Shareholders and their representatives full access to all of the properties, books, contracts, commitments and records of WPCS, and furnish to the Clayborn Shareholders and their representatives all such information as they may reasonably request;

          (c) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger;

          (d) Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144; and

          (e) SEC Filings. File with the Commission in a timely manner, all reports and other documents required of WPCS under either the Securities Act or the Exchange Act.

          (f) Employment Agreement. On the Closing Date, WPCS will cause Clayborn to enter into the Employment Agreements.

          (g) Delivery of Registration Rights Agreement. On the Closing Date, WPCS will deliver the executed Registration Rights Agreement to the Clayborn Shareholders.

          (h) Release of Guarantees. WPCS and Acquirer shall use their reasonable best efforts to obtain the release of the Clayborn Shareholders from any personal guarantees of Clayborn obligations which are in effect as of the Closing Date.

          (i) Control of Clayborn. Until the Cash Consideration is paid in full by WPCS, D. Gove (or his designated successor) shall have sole authority, using reasonable business judgment, to accept or reject work projects on behalf of Clayborn. It is expressly agreed and understood that Clayborn will continue to accept projects in its historical line of business.


          (j) Working Capital. Until the Cash Consideration is paid in full by WPCS, WPCS shall, if necessary, provide sufficient working capital for Clayborn to operate its business as presently conducted. To the extent either WPCS or Clayborn provides capital to the other through debt, the debt shall bear interest at reasonable rates and be repaid on reasonable terms.


Authorization

4.2 WPCS hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting WPCS and its subsidiaries to release any and all information in their possession respecting WPCS and its subsidiaries to Clayborn. WPCS shall promptly execute and deliver to Clayborn any and all consents to the release of information and specific authorizations which Clayborn reasonably requires to gain access to any and all such information.

Reports Under the Exchange Act

4.3 With a view to making available to the Clayborn Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Clayborn Shareholders to sell securities of WPCS to the public without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof ("Rule 144"), and provided that the one year holding period imposed by paragraph d of Rule 144 has been met, WPCS agrees to furnish to each

Clayborn Shareholder, so long as such Clayborn Shareholder owns WPCS Common Shares, promptly upon request, (i) a written statement by WPCS that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of WPCS and such other reports and documents so filed by WPCS, and (iii) such other information as may be reasonably requested to permit the Clayborn Shareholders to sell such securities pursuant to Rule 144 without registration.

Survival

4.4 The covenants set forth in this Article shall survive the Closing for the benefit of the Clayborn Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                            THE CLAYBORN SHAREHOLDERS

Representations and Warranties

5.1 The Clayborn Shareholders jointly and severally represent and warrant in all material respects to WPCS, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Clayborn - Corporate Status and Capacity

          (a) Incorporation. Clayborn is a corporation duly incorporated and validly existing under the laws of the State of California, and is in good standing with the office of the Secretary of State for the State of California;


          (b) Carrying on Business. Clayborn carries on business primarily in the State of California and does not carry on any material business activity in any other jurisdiction. Clayborn has an office in Auburn, California and in no other locations. The nature of the Clayborn Business does not require Clayborn to register or otherwise be qualified to carry on business in any other jurisdiction;

          (c) Corporate Capacity. Clayborn has the corporate power, capacity and authority to own the Clayborn Assets and to carry on the Clayborn Business and Clayborn has the corporate power, capacity and authority to enter into and complete this Agreement;

Clayborn - Capitalization

          (d) Authorized Capital. The authorized capital of Clayborn consists of 50,000 shares of common stock, no par value per share;

          (e) Ownership of Clayborn Shares. The issued and outstanding share capital of Clayborn will on Closing consist of 1,000 common shares (being the Clayborn Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Clayborn Shareholders will be at Closing the registered and beneficial owner of the Clayborn Shares. The Clayborn Shares owned by the Clayborn Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever not created by or through WPCS and/or the Acquirer;

          (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Clayborn Shares held by the Clayborn Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Clayborn;

          (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Clayborn Shares contained in the charter documents of Clayborn or under any agreement;

Clayborn - Records and Financial Statements

          (h) Charter Documents. The charter documents of Clayborn have not been altered since its incorporation date, except as filed in the record books of Clayborn;

          (i) Corporate Minute Books. The corporate minute books of Clayborn are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Clayborn which required director or shareholder approval are reflected on the corporate minute books of Clayborn. Clayborn is not in violation or breach of, or in default with respect to, any term of its Articles of Incorporation (or other charter documents) or by-laws;

          (j) Clayborn Financial Statements. The Clayborn Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Clayborn as of the respective dates thereof, and the results of operations and changes in financial position of Clayborn during the periods covered thereby, and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;


          (k) Clayborn Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Clayborn which are not disclosed in Schedule "A" hereto or reflected in the Clayborn Financial Statements except those incurred in the ordinary course of business since the date of said schedule and the Clayborn Financial Statements, and Clayborn has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Clayborn as of March 31, 2003 are described in Schedule "A" hereto;

          (l) Clayborn Accounts Receivable. All Clayborn Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Clayborn, any claim by the obligor for set-off or counterclaim;

          (m) Clayborn Bank Accounts. All of the Clayborn Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

          (n) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, Clayborn is not, and on Closing will not be, materially indebted to the Clayborn Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Clayborn or the Clayborn Shareholders except accounts payable on account of bona fide business transactions of Clayborn incurred in normal course of Clayborn Business, including employment agreements with the Clayborn Shareholders and attached to Schedule "D" hereto is an accounts payable aging ledger;

          (o) No Related Party Debt to Clayborn. Neither the Clayborn Shareholders nor any director, officer or affiliate of Clayborn are now indebted to or under any financial obligation to Clayborn on any account whatsoever, except for advances on account of travel and other expenses not exceeding Five Thousand Dollars ($5,000) in total;

          (p) No Dividends. No dividends or other distributions on any shares in the capital of Clayborn have been made, declared or authorized since the date of the Clayborn Financial Statements;

          (q) No Payments. No payments of any kind have been made or authorized since the date of the

               Clayborn Financial Statements to or on behalf of the Clayborn Shareholders or to or on behalf of officers, directors, shareholders or employees of Clayborn, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

          (r) No Pension Plans. Except as otherwise disclosed, there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Clayborn;

          (s) No Adverse Events. Since the date of the Clayborn Financial Statements, except as described in Schedule "A" hereto:

                    (i) there has not been any material adverse change in the properties, results of operations, financial position or condition of Clayborn, its liabilities or the Clayborn Assets or any damage, loss or other change in circumstances materially affecting Clayborn, the Clayborn Business or the Clayborn Assets or Clayborn's right to carry on the Clayborn Business, other than changes in the ordinary course of business,

                    (ii) there  has not been any  damage,  destruction,  loss or other event (whether or not covered by insurance) materially and adversely affecting Clayborn, the Clayborn Business or the Clayborn Assets,

                    (iii)there  has  not  been  any  material  increase  in  the compensation payable or to become payable by Clayborn to the Clayborn Shareholders or to any of Clayborn's officers, employees or agents or any bonus, payment or arrangement made to or with any of them except in the ordinary course, or as required by written agreement;


                    (iv) the  Clayborn  Business  has been and  continues  to be carried on in the ordinary course,

                    (v) Clayborn has not waived or surrendered any right of material value,

                    (vi) Clayborn  has not  discharged  or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                    (vii)no  capital  expenditures  in  excess  of Ten  Thousand
                         Dollars ($10,000) individually or Thirty Thousand Dollars ($30,000) in total have been authorized or made other than the purchase of a 2003 Ford F-250 pick up truck;

Clayborn - Income Tax Matters

          (t) Tax Returns. All tax returns and reports of Clayborn required by law to be filed have been filed and to the best of Clayborn's knowledge and belief are true, complete and correct, and any taxes payable in accordance with any return filed by Clayborn or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

          (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Clayborn. Clayborn is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Clayborn - Applicable Laws and Legal Matters

          (v) Licenses. Clayborn holds all licenses and permits as may be requisite for carrying on the Clayborn Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Clayborn Business;

          (w) Applicable Laws. Clayborn has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Clayborn Business, and, to Clayborn's knowledge and belief, Clayborn is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Clayborn Business;

          (x) Pending or Threatened Litigation. Except as described in Schedule "A" attached hereto, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Clayborn, the Clayborn Business, or any of the Clayborn Assets, nor does Clayborn have any knowledge of any deliberate act or omission of Clayborn that would form any material basis for any such action or proceeding;

          (y) No Bankruptcy. Clayborn has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Clayborn and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Clayborn;

          (z) Labor Matters. Clayborn is not a party to any collective agreement relating to the Clayborn Business with any labor union or other association of employees and no part of the Clayborn Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Clayborn, has made any attempt in that regard and Clayborn has no reason to believe that any current employees will leave Clayborn's employ as a result of this Merger;

          (aa) Finder's Fees. Clayborn is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

          (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Clayborn and the Clayborn Shareholders;

          (cc) No Violation or Breach. The execution and performance of this Agreement will not

                    (i) violate the charter documents of Clayborn or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Clayborn is a party,

                    (ii) give any  person any right to  terminate  or cancel any agreement including, without limitation, Clayborn Material Contracts, or any right or rights enjoyed by Clayborn,

                    (iii)result  in  any  material   alteration   of  Clayborn's
                         obligations under any agreement to which Clayborn is a party including, without limitation, the Clayborn Material Contracts,

                    (iv) result  in the  creation  or  imposition  of any  lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Clayborn Assets,

                    (v) result in the imposition of any tax liability to Clayborn relating to Clayborn Assets or the Clayborn Shares, or

                    (vi) violate any court order or decree to which  Clayborn is subject;

Clayborn Assets - Ownership and Condition

          (dd) Business Assets. The Clayborn Assets comprise all of the property and assets of the Clayborn Business, and neither the Clayborn Shareholders nor any other person, firm or corporation owns any assets used by Clayborn in operating the Clayborn Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "I" hereto;

          (ee) Title. Clayborn is the legal and beneficial owner of the Clayborn Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "I" hereto;

          (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Clayborn Assets;

          (gg) Clayborn Insurance Policies. Clayborn maintains the public liability insurance and insurance against loss or damage to the Clayborn Assets and the Clayborn Business as described in Schedule "G" hereto;

          (hh) Clayborn Material Contracts. The Clayborn Material Contracts listed in Schedule "I" constitute all of the material contracts of Clayborn;


          (ii) No Default. There has not been any default in any material obligation of Clayborn or any other party to be performed under any of Clayborn Material Contracts, each of which is in good standing and in full force and effect and unamended (except as specifically disclosed in Schedule "I"), and Clayborn is not aware of any default in the obligations of any other party to any of the Clayborn Material Contracts;

          (jj) No Compensation on Termination. To the best of the Clayborn Shareholders' knowledge, there are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Clayborn. Clayborn is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Clayborn Assets - Clayborn Equipment

          (kk) Clayborn Equipment. The Clayborn Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition, reasonable wear and tear excepted;

Clayborn Assets - Clayborn Goodwill and Other Assets

          (ll) Clayborn Goodwill. Clayborn carries on the Clayborn Business only under the name "Clayborn Contracting Group, Inc." and variations thereof and under no other business or trade names. Clayborn does not have any knowledge of any infringement by Clayborn of any patent, trademark, copyright or trade secret;

The Business of Clayborn

          (mm) Maintenance of Business. Since the date of the Clayborn Financial Statements, the Clayborn Business has been carried on in the ordinary course and Clayborn has not entered into any material agreement or commitment except in the ordinary course; and

          (nn) Subsidiaries. Clayborn does not have any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of the Clayborn Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by WPCS, the representations and warranties of the Clayborn Shareholders shall survive the Closing for a period of two (2) years.

Indemnity

5.3 The Clayborn Shareholders jointly and severally agree to indemnify and save harmless WPCS from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Clayborn Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Clayborn or the Clayborn Shareholders to WPCS hereunder provided that each individual claim or series of related claims exceeds Five Thousand Dollars ($5,000). Without limiting the foregoing, it is expressly agreed and understood that with respect to the current legal action against Clayborn by Pablo Zamora, the Clayborn Shareholders shall indemnify WPCS with regard to any judgment incurred or settlement paid. Neither Clayborn nor WPCS shall enter into any settlement agreement with respect to the Zamora matter without the consent of the Clayborn Shareholders, which consent shall not be unreasonably withheld. Legal fees and other costs of defending and prosecuting this action shall be borne by Clayborn. To the extent Clayborn prevails in this action, the recovery shall be applied first to reimburse Clayborn for expenses incurred in such action, and any remaining balance shall be split between Clayborn and the Clayborn Shareholders.


                                    ARTICLE 6
                            COVENANTS OF CLAYBORN AND
                            THE CLAYBORN SHAREHOLDERS

Covenants

6.1 Clayborn and the Clayborn Shareholders covenant and agree with WPCS that they will:

          (a) Conduct of Business. Until the Closing, conduct the Clayborn Business diligently and in the ordinary course consistent with the manner in which the Clayborn Business generally has been operated up to the date of execution of this Agreement;

          (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Clayborn Business and the Clayborn Assets and, without limitation, preserve for WPCS Clayborn's relationships with their suppliers, customers and others having business relations with them;

          (c) Access. Until the Closing, give WPCS and its representatives full access to all of the properties, books, contracts, commitments and records of Clayborn relating to Clayborn, the Clayborn Business and the Clayborn Assets, and furnish to WPCS and its representatives all such information as they may reasonably request;

          (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the

               Clayborn Assets, including the Clayborn Material Contracts, notwithstanding the change in control of Clayborn arising from the Merger; and

          (e) Reporting and Internal Controls. From and after the Effective Time, forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company complies with Section 13(b)(2) of the Exchange Act.

          (f) Delivery of Registration Rights Agreement. On the Closing Date, the Clayborn Shareholders will deliver the executed Registration Rights Agreement to WPCS.

          (g) Employment Agreement. On the Closing Date, Clayborn will deliver the executed Employment Agreements to WPCS.

Authorization

6.2 Clayborn hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Clayborn to release any and all information in their possession respecting Clayborn to WPCS. Clayborn shall promptly execute and deliver to WPCS any and all consents to the release of information and specific authorizations which WPCS reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of WPCS.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of WPCS

7.1 WPCS' obligations to carry out the transactions contemplated hereby are subject to the fulfillment (or waiver by WPCS) of each of the following conditions precedent on or before the Closing:

          (a) all documents or copies of documents required to be executed and delivered to WPCS hereunder will have been so executed and delivered;

          (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Clayborn or the Clayborn
               Shareholders at or prior to the Closing will have been complied with or performed;

          (c) WPCS shall have completed its review and inspection of the books and records of Clayborn and shall be reasonably satisfied with same in all material respects;

          (d) title to the Clayborn Shares held by the Clayborn Shareholders and to the Clayborn Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever not created by or through WPCS and/or the Acquirer;

          (e) the Certificate of Merger shall be executed by Clayborn in form acceptable for filing with the California Secretary of State;

          (f) On the Closing Date, Clayborn will have working capital (current assets minus current liabilities) of at least Six Hundred
               Thousand Dollars ($600,000). Any cash constituting working capital in excess of Six Hundred Thousand Dollars ($600,000) may be distributed to the Clayborn Shareholders prior to the Closing.

          (g)  subject to Article 8 hereof, there will not have occurred:

                    (i) any material adverse change in the financial position or condition of Clayborn, its liabilities or the Clayborn Assets or any damage, loss or other change in circumstances materially and adversely affecting the Clayborn Business or the Clayborn Assets or Clayborn's right to carry on the Clayborn Business, other than (i) changes described in Schedule "A" hereto and (ii) changes in the ordinary course of business, none of which has been materially adverse, or

                    (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Clayborn or the Clayborn Business (whether or not covered by insurance) materially and adversely affecting Clayborn, the Clayborn Business or the Clayborn Assets;

          (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

          (i) all representations and warranties of Clayborn and the Clayborn Shareholders contained herein shall be true and correct as of the Closing Date.


Waiver by WPCS

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of WPCS and any such condition may be waived in whole or in part by WPCS at or prior to Closing by delivering to Clayborn and the Clayborn Shareholders a written waiver to that effect signed by WPCS. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, WPCS shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Clayborn and the Clayborn Shareholders

7.3 The obligations of Clayborn and the Clayborn Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

          (a) all documents or copies of documents required to be executed and delivered to Clayborn or the Clayborn Shareholders hereunder will have been so executed and delivered;

          (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by WPCS or the Acquirer at or prior to the Closing will have been complied with or performed;

          (c) Clayborn shall have completed its review and inspection of the books and records of WPCS and its subsidiaries and shall be reasonably satisfied with same in all material respects;

          (d) WPCS will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to the Clayborn Shareholders at the Closing and the Acquisition Shares will be registered on the books of WPCS in the name of the Clayborn Shareholders at the Effective Time;

          (e)  title to the  Acquisition  Shares  will be free and  clear of all
               mortgages,   liens,   charges,   pledges,   security   interests,
               encumbrances or other claims whatsoever;

          (f) payment of the Cash Consideration required to be paid as of the Closing Date shall have been made;

          (g) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the

               California Secretary of State;

          (h)  subject to Article 8 hereof, there will not have occurred

                    (i) any material adverse change in the financial position or condition of WPCS, its subsidiaries, their assets of liabilities or any damage, loss or other change in circumstances materially and adversely affecting WPCS or the WPCS Business or WPCS' right to carry on the WPCS Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                    (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to WPCS or the WPCS Business (whether or not covered by insurance) materially and adversely affecting WPCS, its subsidiaries or its assets;

          (j) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

          (k) all representations and warranties of WPCS and the Acquirer contained herein shall be true and correct as of the Closing Date.

Waiver by Clayborn and the Clayborn Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Clayborn and the Clayborn Shareholders and any such condition may be waived in whole or in part by Clayborn or the Clayborn Shareholders at or prior to the Closing by delivering to WPCS a written waiver to that effect signed by Clayborn and the Clayborn Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Clayborn and the Clayborn Shareholders shall be released from all obligations under this Agreement.


Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before September 30, 2003, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Clayborn and WPCS and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that WPCS may be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of WPCS' filings with the Securities and Exchange Commission.

No-Shop Provision

7.8 From the date hereof until the close of business on September 30, 2003, the parties hereto agree that they shall not, nor will they cause their directors, officers, employees, agents and representatives to, directly or indirectly, solicit or entertain offers from, hold meetings or discussions with, or in any manner encourage, accept or consider any proposal of, any other person relating to the acquisition of Clayborn, shares of Clayborn's capital stock, securities convertible into or exchangeable for shares of Clayborn's capital stock, or Clayborn's assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, original issuance, or otherwise. Clayborn and the Clayborn Shareholders will immediately notify WPCS in writing regarding any such contact from the date hereof until the first to occur of the Closing and the close of business on September 30, 2003.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Clayborn

8.1 If any material loss or damage to the Clayborn Business occurs prior to Closing and such loss or damage, in WPCS' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, WPCS shall, within two (2) days following any such loss or damage, by notice in writing to Clayborn, at its option, either:

          (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

          (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to WPCS' obligations to carry out the transactions contemplated hereby, be vested in Clayborn or otherwise adequately secured to the satisfaction of WPCS on or before the Closing Date.


Material Change in the WPCS Business

8.2 If any material loss or damage to the WPCS Business occurs prior to Closing and such loss or damage, in Clayborn's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Clayborn shall, within two (2) days following any such loss or damage, by notice in writing to WPCS, at its option, either:

          (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

          (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Clayborn's obligations to carry out the transactions contemplated hereby, be vested in WPCS or otherwise adequately secured to the satisfaction of Clayborn on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Clayborn

9.2 On or before the Closing, Clayborn and the Clayborn Shareholders will deliver or cause to be delivered to WPCS:

          (a) the original or certified copies of the charter documents of Clayborn and all corporate records documents and instruments of Clayborn, the corporate seal of Clayborn, if one exists, and all books and accounts of Clayborn;

          (b) all reasonable consents or approvals required to be obtained by Clayborn for the purposes of completing the Merger and preserving and maintaining the interests of Clayborn under any and all Clayborn Material Contracts and in relation to Clayborn Assets;

          (c) certified copies of such resolutions of the shareholders and directors of Clayborn as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

          (d) an acknowledgement from Clayborn and the Clayborn Shareholders of the satisfaction of the conditions precedent set forth in section
               7.3 hereof;

          (e) an Officer's Certificate executed by a duly authorized officer of Clayborn stating that the working capital of Clayborn at the Closing Date is not less that Six Hundred Thousand Dollars ($600,000);

          (f)  The Employment Agreements;

          (g)  the Certificate of Merger, duly executed by Clayborn;

          (h) the Registration Rights Agreement, duly executed by the Clayborn Shareholders; and

          (i) such other documents as WPCS may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by WPCS

9.3 On or before the Closing, WPCS and the Acquirer shall deliver or cause to be delivered to Clayborn and the Clayborn Shareholders:

          (a) share certificates representing the Acquisition Shares duly registered in the names of the Clayborn Shareholders;

          (b)  the Cash Consideration due to be paid on the Closing Date;

          (c) certified copies of such resolutions of the directors of WPCS and the Acquirer as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

          (d)  a certified  copy of a  resolution  of the  directors of Clayborn
               dated  as  of  the  Closing  Date,   approving   the   Employment
               Agreements;

          (e)  an   acknowledgement   from  WPCS  of  the  satisfaction  of  the
               conditions precedent set forth in section 7.1 hereof;

          (f)  the  Employment  Agreements,  duly  executed by WPCS on behalf of
               Clayborn:

          (g)  the Registration Rights Agreement, duly executed by WPCS;

          (h)  the Certificate of Merger, duly executed by the Acquirer;

          (i) such other documents as Clayborn or the Clayborn Shareholders may reasonably require to give effect to the terms and intention of this Agreement; and

          (j) A release of the Clayborn Shareholders from Clayborn, WPCS and the Acquirer.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

General

10.1       Forthwith  after  the  Closing,   WPCS,  Clayborn  and  the  Clayborn
Shareholders agree to use all their best efforts to:

          (a) file the Certificate of Merger with the Secretary of State of California;

          (b) remove the present directors of Clayborn from office and appoint Andrew Hidalgo as the sole director of Clayborn;

          (c)  issue  a  news  release  reasonably   acceptable  to  each  party
               reporting the Closing;

          (d) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than sixty
               (60) days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of Clayborn as well as pro forma financial information of Clayborn and WPCS as required by Regulation SB as promulgated by the Securities and Exchange Commission (all at no cost to the Clayborn Shareholders); and

          (e) file reports on Form 3 (and Form 13D, where applicable) with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Clayborn Shareholders. (f) WPCS will ensure that there will be sufficient working capital in Clayborn to operate the Clayborn Business effectively.

Option Pool

10.2 WPCS shall reserve one hundred fifty thousand (150,000) options under its employee stock option plan for issuance to employees of Clayborn. All of such options shall be issued no later than January 31, 2004. The recipients of such options and the number of options issued to each recipient shall be jointly made by WPCS and D. Gove, or his assignee.

Cal Trans Payments

10.3 Notwithstanding anything else to the contrary contained in this Agreement, in the event that Clayborn shall receive any payments after the Closing Date from Cal Trans with respect to Clayborn contract numbers 01-345104 or 02-383704, Clayborn shall pay such amounts to the Clayborn Shareholders, net of any payments required to made to others, including but not limited to sub-contractors, suppliers, taxes, charges or other customary deductions. Payments shall only be made to the Clayborn Shareholders in the event the working capital of Clayborn at the Closing Date is not less that Six Hundred Thousand Dollars ($600,000).

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within thirty (30) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration.

     Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement shall be settled by binding arbitration by a panel of three (3) arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association and governed by the laws of the State of Delaware (without regard to the choice-of-law rules or principles of that jurisdiction). Judgment upon the award may be entered in any court located in the State of Delaware, and all the parties hereto hereby expressly waive any objections or defense based upon lack of personal jurisdiction.

     Each of the plaintiff and defendant party to the arbitration shall select one (1) arbitrator (or where multiple plaintiffs and/or defendants exist, one
(1) arbitrator shall be chosen collectively by such parties comprising the plaintiffs and one (1) arbitrator shall be chosen collectively by those parties comprising the defendants) and then the two (2) arbitrators shall mutually agree upon the third arbitrator. Where no agreement can be reached on the selection of either a third arbitrator or an arbitrator to be named by either a group of plaintiffs or a group of defendants, any implicated party may apply to a judge of the courts of the State of Delaware, to name an arbitrator. Process in any such action or proceeding may be served on any party anywhere in the world.

Indemnification Provisions

11.2 Notice to Indemnifying Party. If any party (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which the other party (or parties) is obligated to provide indemnification (the "Indemnifying Party") pursuant to Sections 3.3 or 5.3 hereof, the Indemnitee shall give the Indemnifying Party written notice thereof within a reasonable period of time following the Indemnitee's receipt of such notice. Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if necessary) of the losses that have been or may be sustained by the Indemnitee. The Indemnifying Party may, subject to the other provisions of this Section 11.2, compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee in respect of a third-party claim. If the Indemnifying Party elects to compromise or defend such asserted liability, it shall within thirty (30) days (or sooner, if the nature of the asserted liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee, shall reasonably cooperate, at the request and reasonable expense of the Indemnifying Party, in the compromise of, or defense against, such asserted liability. The Indemnifying Party will not be released from any obligation to indemnify the Indemnitee hereunder with respect to a claim without the prior written consent of the Indemnitee, unless the Indemnifying Party delivers to the Indemnitee a duly executed agreement settling or compromising such claim with no monetary liability to or injunctive relief against the Indemnitee and a complete release of the Indemnitee with respect thereto. The Indemnifying Party shall have the right to conduct and control the defense of any third-party claim made for which it has been provided notice hereunder. All costs and fees incurred with respect to any such claim will be borne by the Indemnifying Party. The Indemnitee will have the right to participate, but not control, at its own expense, the defense or settlement of any such claim; provided, that if the Indemnitee and the Indemnifying Party shall have conflicting claims or defenses, the Indemnifying Party shall not have control of such conflicting claims or defenses and the Indemnitee shall be entitled to appoint a separate counsel for such claims and defenses at the cost and expense of the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are reasonably required for such defense.



Notice

11.3 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid certified or registered mail, or Facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by Facsimile shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.4 The address for service of notice of each of the parties hereto is as follows:

          (a)  WPCS or the Acquirer:

                    WPCS International Incorporated
                    140 South Village Avenue, Suite 20
                    Exton, Pennsylvania 19341
                    Attn:  Andrew Hidalgo, President
                    Phone:  (610) 903-0400
                    Facsimile: (610) 903-0401


                    Copy to:

                    Marc J. Ross, Esq.
                    Thomas A. Rose, Esq.
                    Sichenzia Ross Friedman Ference LLP
                    1065 Avenue of the Americas
                    New York, New York 10018
                    Phone:  (212) 930-9700
                    Facsimile: (212) 930-9725

          (b)  Clayborn:

                    Clayborn Contracting Group, Inc.
                    10101 Streeter Road
                    Auburn, CA 95602
                    Attn:  David G. Gove, President
                    Phone:  (530) 268-9512
                    Facsimile: (530) 268-9524

                    Copy to:

                    Gary L. Bradus, Esq.
                    Weintraub Genshlea Chediak Sproul
                    400 Capitol Mall, Suite 1100
                    Sacramento, CA 95814
                    Phone:  (916) 558-6000
                    Facsimile: (916) 446-1611

          (c)  Clayborn Shareholders:

                    c/o David G. Gove
                    23341 Sun Terrace Court
                    Auburn, California 95602
                    Phone: (530) 268-9044
                    Facsimile:  N/A

                    Copy to:

                    Gary L. Bradus, Esq.
                    Weintraub Genshlea Chediak Sproul
                    400 Capitol Mall, Suite 1100
                    Sacramento, CA 95814
                    Phone:  (916) 558-6000
                    Facsimile: (916) 446-1611

Change of Address

11.5 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.6 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.7      Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.8 The provisions contained herein constitute the entire agreement among Clayborn, the Clayborn Shareholders, the Acquirer and WPCS respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Clayborn, the Clayborn Shareholders, the Acquirer and WPCS with respect to the subject matter hereof, including without limitation the letter of intent between the parties dated June 24, 2003.

Enurement

11.9 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.10 This Agreement is not assignable without the prior written consent of the parties hereto.

Expenses

11.11 Each party agrees to pay, without right of reimbursement from any other party and regardless of whether or not the transaction is consummated, the costs incurred by it in connection with this transaction, including legal fees and other costs incidental to the negotiation of the terms of the transaction and the preparation of related documentation.

Counterparts

11.12 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by Facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.13      This Agreement is subject to the laws of the State of Delaware.



                  [Remainder of page intentionally left blank.]

               IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                          WPCS INTERNATIONAL INCORPORATED



                          By:/s/ Andrew Hidalgo
                             -----------------------
                             Andrew Hidalgo, President


                          CLAYBORN CONTRACTING
                          ACQUISITION CORP.



                          By:/s/ Andrew Hidalgo
                             ----------------------
                             Andrew Hidalgo, President



                          CLAYBORN CONTRACTING GROUP, INC.




                          By:/s/ David G. Gove
                             -------------------------
                             David G. Gove, President




                             /s/ David G. Gove
                             ------------------------
                             David G. Gove, Trustee




                             /s/ Sharon Gove
                             ------------------------
                             Sharon Gove, Trustee